American Beacon U.S. Government Money Market Select Fund
Supplement dated
January 17, 2020
to the
Prospectus dated April 30, 2019

Effective January 17, 2020, the following changes are made to the Prospectus:

I.	The third paragraph under “Purchase and Redemption of Shares – Purchase Policies” is deleted and replaced with the following:

Shares of the Fund will only be issued against full payment, as described more fully in this Prospectus. Fund shares may be purchased only in U.S. States and Territories in which they can be legally sold. Prospective investors should inquire as to whether Fund shares are available for offer and sale in their jurisdiction. The Fund reserves the right to refuse purchases if, in the judgment of the Fund, the transaction would adversely affect the Fund and its shareholders. The Fund reserves the right to require payment by wire.

II.	The third paragraph under “Purchase and Redemption of Shares – Redemption Policies” is deleted and replaced with the following:

The redemption price will be the NAV per share next determined after a redemption request is received in good order. Wire proceeds from redemption requests received in good order by 3:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first) generally are transmitted to shareholders on the same day. In any event, proceeds from a redemption request will typically be transmitted to a shareholder by no later than seven days after the receipt of a redemption request in good order. For assistance with completing a redemption request, please call 1-800-658-5811. Delivery of proceeds from shares purchased by check, ACH, or pre-authorized automatic investment may be delayed until the funds have cleared, which may take up to ten days.

III.	All references to a “STAMP 2000 Medallion signature guarantee” are deleted and replaced with references to a “Medallion signature guarantee.”

IV.	The third paragraph under “General Policies” is deleted and replaced with the following:

An Automated Clearing House (“ACH”) privilege allows electronic transfer from a checking or savings account into a direct account with the Fund. The ACH privilege may be used for subsequent purchases and redemptions. Purchases of Fund shares by ACH are subject to a limit of $2,000 per day. The Fund reserves the right to waive such limit in its sole discretion.

ACH privileges must be requested on the account application, or may be established on an existing account by submitting a request in writing to the Fund.  Validated signatures from all shareholders of record for the account are required on the written request.   See details below regarding signature validations. Such privileges apply unless and until the Fund receives written instructions from all shareholders of record canceling such privileges. Changes of bank account information must also be made in writing with validated signatures.  The Fund reserves the right to amend, suspend or discontinue the ACH privilege at any time without prior notice. The ACH privilege does not apply to shares held in broker “street name” accounts or in other omnibus accounts.

When a signature validation is called for, a Medallion signature guarantee or Signature Validation Program (“SVP”) stamp may be required. A Medallion signature guarantee is intended to provide signature validation for transactions considered financial in nature, and an SVP stamp is intended to provide signature validation for transactions non-financial in nature. A Medallion signature guarantee or SVP stamp may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program or SVP recognized by the Securities Transfer Association. The Fund may reject a Medallion signature guarantee or SVP stamp. Shareholders should call 800-658-5811 for additional details regarding the Fund’s signature guarantee requirements.

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